Exhibit 10



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 333-138190) and the related Statement of Additional Information appearing therein and pertaining to Lincoln Life Variable Annuity Account N, and to the use of our reports dated (a) March 27, 2008, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) March 7, 2008, with respect to the financial statements of Lincoln Life Variable Annuity Account N which are incorporated by reference from Post-Effective Amendment No. 5.

                                                /s/ Ernst & Young LLP


Fort Wayne, Indiana
November 20, 2008